Leases - Summary Of Undiscounted Future Minimum Payments (Detail) - Dec. 31, 2020 ¥ in Thousands, $ in Thousands	USD ($)	CNY (¥)
Operating Leases, Future Minimum Payments Due, Fiscal Year Maturity [Abstract]
2021	$ 3,011	¥ 19,649
2022	2,375	15,496
2023	18	116
2024 and after	4	25
Total undiscounted cashflows	5,408	35,286
Less: imputed interest	(453)	(2,956)
Present value of lease liabilities	$ 4,955	¥ 32,330